UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2024

AdTheorent Holding Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40116	85-3978415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hudson Street 13th Floor
New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 804-1359

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADTH	The Nasdaq Stock Market
Warrants to purchase common stock	ADTHW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 6, 2024, AdTheorent Holding Company, Inc. (the “Company”) issued a press release announcing the expiration, as of 11:59 PM Eastern Time on May 4, 2024, of the “go-shop” period set forth in the previously announced Agreement and Plan of Merger, dated as of April 1, 2024 (the “Merger Agreement”), by and among the Company, Cadent, LLC, a limited liability corporation organized under the laws of Delaware (“Parent”), Award Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, Novacap Cadent Acquisition Company, Inc., a Delaware corporation and Novacap Cadent Holdings, Inc., a Delaware corporation.

During the go-shop period, the Company received one acquisition proposal (the “Go-Shop Proposal”) from a third-party (the “Go-Shop Party”), pursuant to which the Go-Shop Party proposed to acquire all outstanding shares of AdTheorent common stock for $3.35 per share in cash. The Go-Shop Proposal is non-binding and subject to the completion of confirmatory due diligence, as well as the negotiation of a definitive merger agreement with the Go-Shop Party. On May 6, 2024, the Company announced that its board of directors (the “Board”) has determined, in accordance with the Merger Agreement, that the Go-Shop Proposal would reasonably be expected to lead to a Superior Company Proposal (as defined in the Merger Agreement), and provided Parent with written notice of the Go-Shop Proposal. The Merger Agreement permits the Company, following the delivery of such notice, to engage in further discussions and negotiations with the Go-Shop Party, and to continue to take any other actions that were permitted during the go-shop period, in response to the Go-Shop Proposal.

If and when the Company notifies Parent that the Board has determined that the Go-Shop Proposal constitutes a Superior Company Proposal, and that it intends to terminate the Merger Agreement in favor of the Go-Shop Proposal, Parent will be entitled to certain “match rights” under the Merger Agreement prior to any such termination. There is no assurance that the Company’s receipt of the Go-Shop Proposal will lead to a Superior Company Proposal or an alternative transaction with the Go-Shop Party in lieu of the existing transaction with Parent.

At this time, the Company remains subject to the Merger Agreement, the provisions of which will remain in effect unless and until the Merger Agreement is terminated. The Board has not made an “Adverse Recommendation Change” (as defined in the Merger Agreement). The Company does not intend to disclose further developments with respect to this process unless and until it determines it is appropriate to do so, subject to the terms of the Merger Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction contemplated by the Merger Agreement (the “proposed merger”). In connection with the proposed merger, the Company filed its Preliminary Proxy Statement on April 30, 2024. This communication is not a substitute for the Preliminary Proxy Statement or any other document that AdTheorent may file with the SEC or send to its stockholders in connection with the proposed merger. If and when the Company files its proxy statement in definitive form (the “Definitive Proxy Statement”) with the SEC, the Company will mail the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY

CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to April Scee, Investor Relations at AdTheorentIR@icrinc.com or (646) 277-1219.

Participants in the Solicitation

The Company, Parent, and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Additional information about the Company’s directors and executive officers is set forth in the Company’s Form 10-K/A for the year ended December 31, 2023, which was filed with the SEC on April 25, 2024 (the “Form 10-K/A”). To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Form 10-K/A, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Definitive Proxy Statement relating to the proposed merger if and when it becomes available.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Such statements may also include statements regarding the completion of the proposed merger and the expected timing of the completion of the proposed merger, the management of the Company upon completion of the proposed merger and the Company’s plans upon completion of the proposed merger. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients and other economic, competitive, governmental and technological factors outside of the Company’s control, that may cause the Company’s business, strategy or actual results to differ materially from the forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances that would require the Company to pay a termination fee; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the Company’s ability to retain and hire key personnel in light of the proposed merger; certain restrictions during the pendency of the proposed merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the ability of Parent to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; potential litigation relating to the proposed merger that could be instituted by the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; and the risk that the proposed merger will not be consummated in a timely manner, if at all. The Company refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended December 31, 2023, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this report are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this report. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 6, 2024

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AdTheorent Holding Company, Inc.

Date: May 6, 2024	By:	/s/ James Lawson
James Lawson
Chief Executive Officer